STOCK PLEDGE AGREEMENT

STOCK PLEDGE AGREEMENT (this "Agreement") made this 24th day of April, 2000 between MELVIN ROSEN (hereafter, the "Pledgor"), having an address at 3957 N.E. 163rd Street, North Miami Beach, Florida 33160 and FRANKLIN CAPITAL CORPORATION (hereafter, the "Lender"), having an address at 55 West Monroe Street, Suite 3590, Chicago, Illinois 60603.

WHEREAS, Lender has agreed to factor invoices for 5TH AVENUE CHANNEL CORPORATION, a Florida corporation ("Borrower") pursuant to the terms of that certain Factoring Agreement dated the date hereof between Borrower as seller and Lender as purchaser (such agreement, as amended, modified or restated from time to time, the "Factoring Agreement"); and

WHEREAS, in addition to such factoring, lender has agreed to extend a $600,000.00 loan to Borrower (such loan, as modified or refinanced from time to time, the "loan"), evidenced by Borrower's demand note dated the date hereof in said principal sum, payable to the order of lender on demand and if no demand is made, on June 30,2000, together with interest and service charges as therein described (such note, as modified or refinanced from time to time, the "Note"); and

WHEREAS, two of the Lender's conditions precedent for making the loan is that Pledgor executes and delivers to lender (i) a Continuing Guaranty of even date herewith (the "Guaranty"), guaranteeing the repayment of the Loan, all other present and future obligations under the Factoring Agreement, and all other Guaranteed Debt (as defined in the Guaranty), and (ii) this Agreement and pledges, and grants to the lender a first priority security interest in, the Collateral (as hereinafter defined) to lender;

NOW THEREFORE, in consideration of the premises and for other valuable consideration, the parties agree as follows:

1.   GRANT OF SECURITY INTEREST.

To secure the prompt payment and performance of the following (collectively, the "liabilities"): (a) the Borrower's payment and performance of the Note and all amounts payable thereunder; (b) the Pledgor's prompt payment and performance of the Guaranty; (c) the prompt performance, observance and accuracy of Pledgor's covenants, warranties, representations and agreements contained herein; (d) repayment of all advances made by lender to pay or discharge any other lien, security interest or encumbrance upon the Collateral (as hereinafter defined);
(e) repayment of all advances made by lender to protect the Collateral and/or lender's security interest therein; and (f) repayment of all costs and expenses incurred by lender in the enforcement and/or collection of the loan, the Guaranty and this Agreement, including reasonable attorneys' fees and legal expenses, Pledgor hereby pledges, collaterally assigns and delivers to Lender and grants to Lender a first priority security interest in all of the securities and other investment property described in Exhibit A attached

                                                                          /s/ MR
hereto and incorporated herein by reference, and in all substitutions and replacements thereof hereafter delivered by Pledgor to lender, and in all cash, securities, distributions, share dividends, payments, rights and other investment property at any time received, receivable or otherwise distributed in respect of or in exchange for any or all of the securities and investment property now or hereafter pledged by Pledgor to Lender under this Agreement, including, without limitation, shares issued as a result of any reclassifications, split-up or any other corporate reorganization, and all proceeds of the foregoing described collateral, of every kind and nature whatsoever (hereinafter, all of the foregoing shall be referred to collectively as the "Collateral"). Pledgor shall deliver promptly to Lender, in the exact form received, all such securities or other investment property which come into the possession, custody or control of Pledgor.

2.   WARRANTIES AND FURTHER ASSURANCES.

(a) Pledgor has the power and authority to enter into and perform all of his obligations under this Agreement, the Guaranty and all other loan documents and instruments now or hereafter executed by Pledgor in connection with the Loan (all of the foregoing collectively, the "loan Documents").

(b) The making and performance by Pledgor of this Agreement and the other loan Documents will not violate any provision of law or result in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge, or encumbrance (except the security interest of the lender) upon any property or assets of Pledgor pursuant to any indenture or other agreement or instrument to which Pledgor is a party or by which Pledgor or his property may be bound or affected.

(c) This Agreement and the other loan Documents are the legal, valid and binding obligations of Pledgor enforceable against Pledgor in accordance with their respective terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

(d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority that have not already been taken or made and which are in full force and effect, is required (i) for the grant by the Pledgor of the security interest in the Collateral granted hereby; (ii) the execution, delivery or performance of this Agreement by the Pledgor; or (iii) for the exercise by the Lender of its rights or remedies hereunder.

(e) There are no suits or proceedings pending, or to the knowledge of Pledgor threatened against or affecting Pledgor which, if adversely determined, would have an adverse effect on the financial condition of Pledgor or his ability to perform his obligations this Agreement or the other Loan Documents, and there are no proceedings by or before any court, governmental commission, board, bureau, or other administrative agency pending or, to the knowledge of Pledgor, threatened against Pledgor.

                                                                          /s/ MR

(f) Pledgor has satisfied all judgments and is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrun1enlality, domestic or foreign.

(g) Pledgor has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon due, including interest and penalties. Pledgor will pay when due all taxes, assessments and liens upon the Collateral.

(h) Pledgor is not a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument, or subject to any other restriction which could have a material adverse effect on the ability of the Pledgor to carry out his obligations under this Agreement and the other Loan Documents. Pledgor is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which he is a party.

(i) Pledgor is the sole lawful owner of the Collateral, and has the sole right and lawful authority to deliver this Agreement. The Collateral and every part thereof is, and will hereafter remain, free and clear of all security interests, liens, attachments, levies, and encumbrances of every kind, nature and description, except for the security interest of the lender, and Pledgor will warrant and defend the Collateral against any claims and demands of all other Persons (as hereinafter defined) at any time claiming the same or any interest therein. No financing statement covering the Collateral or any part thereof, is on file in any public office (other than financing statements in favor of lender). The security interest granted in the Collateral is valid and enforceable under the laws of the State of Illinois and constitutes a first priority security interest therein. The term "Person" shall mean and include any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, sole proprietorship, association, trust, unincorporated association, joint stock company, government, institution, municipality, political subdivision or agency, or other entity of whatever nature.

(j) Pledgor agrees not to sell, assign, exchange, pledge, hypothecate or otherwise transfer or dispose any of his rights to any of the Collateral, or grant any option with respect to any of the Collateral.

(k)  Pledgor agrees that at any time and from time to time, at Pledgor's
Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, but not limited to, delivering such powers, assignments and similar documents, satisfactory in form and substance to Lender, with respect to the Collateral.

(l) Pledgor agrees that he will do nothing to impair the rights of Lender in the Collateral.

                                                                          /s/ MR

3.   VOTING RIGHTS; DIVIDENDS, ETC.

So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other agreement executed by and between Pledgor and Lender; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect upon the Collateral (or any part thereof) or the lender's security interest in the Collateral. Upon the occurrence and during the continuation of an Event of Default (as hereinafter defined) all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to the provisions hereof shall immediately cease and all such rights shall thereupon become immediately vested in lender who shall thereafter have the sole right to exercise such voting and other essential rights.

So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to retain all ordinary cash dividends paid on the Collateral. However, upon the occurrence and continuance of an Event of Default, Lender reserves the right to receive all such dividends.

Pledgor hereby appoints lender as his Attorney-in-Fact, with full authority in his place and stead and in his name from time to time, in Lender's sole discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purpose of this Agreement.

4.   CARE OF COLLATERAL.

Lender shall be deemed to have exercised reasonable care with respect to the interest of Pledgor in the custody and preservation of the Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of lender to comply with any such request shall not in and of itself be deemed a failure to exercise reasonable care, and no such failure of lender to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Pledgor shall be deemed a failure to exercise reasonable care in the custody and preservation of the Collateral. Without limiting the generality of the foregoing, Pledgor represents to lender that Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral or other matters relative to the Collateral (including but not limited to, rights to convert, rights to subscribe, payment of dividends and/or distributions, reorganizations or other exchanges, calls, tender offers, redemptions, and voting rights); and Pledgor agrees that Lender shall have no responsibility or liability for ascertaining or informing Pledgor of any such changes or potential changes or other matters or for taking any action or omitting to take action with respect thereto, whether or not Lender has or is deemed to have knowledge of such matters.

                                                                          /s/ MR

5.   EVENTS OF DEFAULT AND REMEDIES.

Each of the following events shall constitute an event of default under this Agreement (an "Event of Default"):

(a) Borrower shall default in the payment, when due, of any principal of or interest or service charge on the Note, or any other sum owed by Borrower to Lender under the Note or in connection with the Loan, or Pledgor shall default in the payment of any sum owed under this Agreement or the Guaranty, and any such default shall not be cured within five (5) days after written notice thereof is sent by lender to Pledgor; or

(b) Pledgor shall default in the due observance or performance of any other term, covenant, condition, obligation or representation contained in this Agreement or in any other agreement signed by Pledgor in connection with the loan, and such default shall not be cured within ten (10) days after written notice thereof is sent by lender to Pledgor; or

(c) Any statement, warranty, or representation made by Pledgor in this Agreement or in any other agreement, document, instrument, request, report, schedule or certificate relating to the loan, shall prove to have been incorrect, incomplete or misleading in any material respect on the date when made; or

(d) Filing of a petition in bankruptcy by or against Pledgor, filing of any proceeding by or against Pledgor for appointment of a receiver, trustee or liquidator of him or any substantial part of his assets or properties, or making by Pledgor of an assignment for the benefit of creditors, or filing or imposition of any tax lien against the Collateral or property of Pledgor, or Pledgor admits in writing his inability to pay his debts as they become due; or

(e) All or any portion of the Collateral is attached, seized, levied upon or subjected to a writ or distress warrant, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; or an application is made by Pledgor or any other person or entity for the appointment of a receiver, trustee, or custodian for such Collateral; or

(f) A notice of lien, levy or assessment is filed of record with respect to all or any substantial portion of Pledgor's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or any taxes or debts owing to any of the foregoing becomes a lien or encumbrance upon all or any portion of Pledgor's assets and such lien or encumbrance is not released within thirty (30) days after its creation; or

(g) Creation by Pledgor of a security interest in any Collateral now existing or hereafter acquired in favor of any person other than the Lender; or

(h)  Pledgor shall die or become incompetent; or

                                                                          /s/ MR

(i) Any judgment or order requiring the payment of money exceeding $20,000.00 shall be rendered against Pledgor and such judgment or order shall remain unsatisfied or undischarged and in effect for thirty (30) consecutive days without a stay of enforcement or execution, provided, however, this subparagraph shall not apply to any judgment for which Pledgor is fully insured, and with respect to which the insurer has admitted liability in writing; or

(j) This Security Agreement shall at any time after its execution and delivery and for any reason cease (i) to create a valid and perfected first priority security interest in the Collateral; or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability hereof shall be contested by Pledgor, or Pledgor shall deny he has any further liability or obligation hereunder; or

(k) A default shall occur under the Factoring Agreement or under any other agreement securing the liabilities (or any portion thereof), and shall not be cured within the applicable grace period, if any.

Upon any Event of Default or demand for payment, and at any time thereafter, Lender may exercise all the rights and remedies of a secured party under applicable law, including, but not limited to, the Illinois Uniform Commercial Code, and Lender may also sell the Collateral, or any part thereof, in one or more parcels at public or private sale, at any recognized market, exchange, broker's board or at lender's principal office, or elsewhere, for cash, on credit or future delivery, at such price or prices and upon such other terms as lender may deem reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Pledgor of the time and place of public sale or the time after which any private sale is to be made shall constitute reasonable notification.

Any cash held by lender as Collateral and all cash proceeds received by lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the sole discretion of Lender, be applied by Lender against all or any part of the Liabilities. Any surplus remaining after application of cash proceeds and payment in full of the liabilities shall be paid to Pledgor. In the event of a deficiency, Guarantor shall pay the deficiency to lender forthwith.

Pledgor agrees that no action of the Lender permitted hereunder shall impair or affect the rights of the Lender in and to the Collateral. No delay on the part of the Lender in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

The lender's failure at any time or times hereafter to require strict performance by the Pledgor of any provision of this Agreement or the Note shall not (i) waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith, (ii) give rise to any estoppel against Lender, or (iii) excuse Pledgor from his obligations under this Agreement, the Guaranty or any of the other loan Documents. Any suspension or waiver by the Lender of a default by the Pledgor under this Agreement shall not suspend, waive or affect

                                                                          /s/ MR
any other default by Pledgor under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Pledgor contained in this Agreement and no default by the Pledgor hereunder shall be deemed to have been suspended or waived by the lender unless such suspension or waiver is in writing signed by an officer of the Lender and directed to the Pledgor specifying such suspension or waiver.

6.   MISCELLANEOUS.

(a) Upon an Event of Default, any indebtedness owing from lender to Pledgor may be appropriated and applied by lender on the liabilities, in such order as Lender may elect.

(b) The liability of the Pledgor hereunder is primary, direct and unconditional and lender may resort to the Collateral for application toward payment of the liabilities without first resorting to any rights or remedies Lender may have against any other party primarily or secondarily liable for the Liabilities or against any security or property whatsoever.

(c) The Pledgor consents to and hereby waives any and all notice of the making of any modification, amendment, renewal, refinancing, extension, consolidation, of the Note; the making of any other agreement; the incurring of any other debts or obligations by the Borrower or any guarantor to Lender or others; the granting of security interests by Borrower or others to lender in any collateral to secure any of the liabilities, the granting to the Borrower or to any guarantor, obligor or debtor of time to make any payments on any of the Liabilities or to perform or discharge any duties or obligations arising in connection with any of the Liabilities (or Lender's waiving such performances and/or discharge); the compounding, compromising, releasing and/or adjusting of any claim against the Borrower or any guarantor, obligor or debtor; the obtaining by lender of the primary or secondary liability of any party or parties, in addition to the Borrower and guarantors with respect to any of the liabilities; the acceptance, exchange, surrender or release of any security either of Borrower or of any third party; and all other notices to which the Pledgor may be entitled.

(d) The Pledgor further agrees that this Agreement and the other obligations secured hereby, shall remain in full force and effect and in their original tenor at all times hereinafter, notwithstanding (i) the unenforceability, non-existence, invalidity, or non-perfection of any of the Liabilities or any of the other obligations secured hereby, or any of the documents evidencing or securing any of the Liabilities, or of any lien, pledge, assignment, hypothecation, security interest, or conveyance given as security for any of the Liabilities; (ii) the failure of Lender to pursue any collateral securing any of the Liabilities or to file a claim against any guarantor, obligor or debtor on any of the Liabilities in any proceeding pertaining to the death, insolvency, incompetency or bankruptcy of such person or entity; or (iii) any action or undertakings by, or against, lender or Pledgor, or concerning any collateral which is assigned, pledged, hypothecated, to Lender (or in which it has a security interest) in connection with any of the Liabilities in any proceeding in the United States Bankruptcy Court, including, without limitation, matters relating to valuation of collateral, election or imposition

                                                                          /s/ MR
of secured or unsecured claim status up claims by the lender pursuant to any Chapter of the Bankruptcy Code, as may be applicable from time to time.

(e) All notices required to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or three (3) days after mailing by United States certified mail, return receipt requested, first class mail, postage prepaid, addressed to the parties hereto at their addresses set forth on page 1 hereof or to such other and different address as Pledgor or lender may designate pursuant to a written notice sent in accordance with the provisions hereof.

(f) This Agreement shall continue in full force and effect until the Liabilities are fully paid and discharged, at which time Lender shall release its interest in the Collateral.

(g) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or: amendment.

(h) This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective heirs, executors, personal representatives, successors and assigns, except that Pledgor may not assign this Agreement without the prior written consent of lender.

(i) It is further agreed that upon transfer of the liabilities, lender may deliver the Collateral and the Note to the transferee who shall thereupon become invested with all of the powers and rights hereinabove given to Lender

(j) THIS AGREEMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY LENDER IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. PLEDGOR HEREBY (I) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (II) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (III) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON PLEDGOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO PLEDGOR AT THE ADDRESS SET FORTH IN SUBSECTION (H) ABOVE AND SERVICE SO MADE SHALL BE DEEMED
TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO PLEDGOR'S ADDRESS; (IV) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PLEDGOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH

                                                                          /s/ MR

ACTION OR PROCEEDING; (V) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (VI) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SUBSECTION (I) SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR PLEDGOR'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

(k) Pledgor agrees to pay all costs, expenses and fees, including, without limitation, all reasonable attorneys' fees, which may be incurred by Lender in enforcing or attempting to enforce the Note, this Guaranty and this Agreement, whether by suit or otherwise, all of which shall be deemed part of the liabilities and secured by the Co1lateral. Any amount due hereunder not paid within five business days of its due date shall bear interest at the highest default rate set forth in the Note.

Executed on the date first above written.

PLEDGOR:                               LENDER:

                                       FRANKLIN CAPITAL CORPORATION


/s/ MELVIN ROSEN                       By:
-----------------------------------        -----------------------------------
Melvin Rosen, individually

                                       Title:
                                              --------------------------------

                      EXHIBIT A TO STOCK PLEDGE AGREEMENT

                            Description of Collateral



                                              Number of Shares
Name of Company        Certificate Number     of common stock      Cusip Number
---------------        ------------------     ---------------      ------------


5th Avenue Channel                            700,000
Corporation

                                                                          /s/ MR